UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): April 17, 2013

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

General

On April 17, 2013, EVERTEC Group, LLC (“EVERTEC, LLC”), which is a wholly owned indirect subsidiary of EVERTEC, Inc. (“EVERTEC” or the “Company”), entered into a credit agreement (the “Credit Agreement”) governing the senior secured credit facilities, consisting of a $300.0 million term loan A facility which matures on April 17, 2018, a $400.0 million term loan B facility which matures on April 17, 2020 and a $100.0 million revolving credit facility which matures on April 17, 2018, with a syndicate of lenders and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent swingline lender and L/C issuer. The material terms and conditions of the senior secured credit facilities are summarized below. The description of the Credit Agreement, and guarantees and collateral arrangements thereunder, contained herein is qualified in its entirety by reference to the full text of the Credit Agreement, Guarantee Agreement and Collateral Agreement, which are attached hereto as Exhibits 10.1, 10.2 and 10.3.

Scheduled Amortization Payments

The term loan A facility amortizes on a basis of 1.25% during each of the first twelve quarters starting from the quarter ending September 30, 2013, 1.875% during each of the four subsequent quarters and 2.50% during each of the final three quarters, with the balance payable on the final maturity date.

The term loan B facility provides for quarterly amortization payments totaling 1.00% per annum of the original principal amount of the term loan B facility, with the balance payable on the final maturity date.

Voluntary Prepayments and Reduction and Termination of Commitments

The terms of the senior secured credit facilities allow EVERTEC, LLC to prepay loans and permanently reduce the loan commitments under the senior secured credit facilities at any time, subject to the payment of customary LIBOR breakage costs, if any, provided that, in connection with certain refinancing or repricing of the term loan B facility on or prior to the one year anniversary of the closing date of the Credit Agreement, a prepayment premium of 1.00% will be required.

Interest

The interest rates with respect to loans to EVERTEC, LLC under the term loan A facility and revolving credit facility are based on, at EVERTEC, LLC’s option, (a) (x) adjusted LIBOR plus (y) an interest margin of 2.50% or (b) (x) the greater of the higher of the Federal Funds Effective Rate plus 0.5% and JPMorgan Chase Bank, N.A’s prime rate (“ABR”) plus (y) an interest margin of 1.50%. The interest rates with respect to loans to EVERTEC, LLC under the term loan B facility are based on, at EVERTEC, LLC’s option, (a) (x) the greater of adjusted LIBOR and 0.75% plus (y) an interest margin of 2.75% or (b) (x) the greater of ABR and 1.75% plus (y) an interest margin of 1.75%. The interest margins under the senior secured credit facilities are subject to reduction based on achievement of specified first lien secured leverage ratios.

Guarantees and Collateral

EVERTEC, LLC’s obligations under the senior secured credit facilities and under any cash management, interest rate protection or other hedging arrangements entered into with a lender or any affiliate thereof are guaranteed by EVERTEC Intermediate Holdings, LLC (“Holdings”), which is a direct wholly owned subsidiary of EVERTEC, and each of EVERTEC, LLC’s existing and subsequently acquired or organized wholly-owned subsidiaries, subject to certain exceptions.

Subject to certain exceptions, the senior secured credit facilities are secured to the extent legally permissible by substantially all of the assets of (1) Holdings, including a perfected pledge of all of the limited liability company interests of EVERTEC, LLC, and (2) EVERTEC, LLC and the subsidiary guarantors, including but not limited to: (a) a pledge of substantially all capital stock held by EVERTEC, LLC or any guarantor and (b) a perfected security interest in substantially all tangible and intangible assets of EVERTEC, LLC and each guarantor.

Covenants

The senior secured credit facilities contain affirmative and negative covenants that the Company believes are usual and customary for a senior secured credit agreement. The negative covenants in the senior secured credit facilities include, among other things, limitations (subject to exceptions) on the ability of EVERTEC, LLC’s and its restricted subsidiaries to:

•	declare dividends and make other distributions;

•	redeem or repurchase capital stock;

•	grant liens;

•	make loans or investments (including acquisitions);

•	merge or enter into acquisitions;

•	sell assets;

•	enter into any sale or lease-back transactions;

•	incur additional indebtedness;

•	prepay, redeem or repurchase certain indebtedness;

•	modify the terms of certain debt;

•	restrict dividends from subsidiaries;

•	change the business of EVERTEC, LLC or its subsidiaries; and

•	enter into transactions with their affiliates.

In addition, the term loan A facility and the revolving credit facility (to the extent that more than 30.00% of the revolving credit facility is outstanding (including outstanding swingline loans and letters of credit)) require EVERTEC, LLC to maintain a maximum first lien secured leverage ratio.

Events of Default

The events of default under the senior secured credit facilities include, without limitation, nonpayment, material misrepresentation, breach of covenants, insolvency, bankruptcy, certain judgments, change of control (as defined in the Credit Agreement governing the senior secured credit facilities) and cross-events of default on material indebtedness.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Existing Senior Secured Credit Facilities

On April 17, 2013, the net proceeds received by EVERTEC, LLC from the senior secured credit facilities under the Credit Agreement, together with other cash available to EVERTEC, LLC, were used to, among other things, refinance EVERTEC, LLC’s previous senior secured credit facilities, which consisted of a $355.0 million term loan facility and a $50.0 million revolving credit facility, under the credit agreement, dated as of September 30, 2010 and as subsequently amended, among Holdings, EVERTEC, LLC, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

Termination of Consulting Agreements

On April 17, 2013, EVERTEC entered into a termination agreement with Holdings, EVERTEC, LLC and Popular, Inc. (“Popular”) and a termination agreement with Holdings, EVERTEC, LLC and Apollo Management VII, L.P. (“Apollo Management”) in connection with the initial public offering (the “Initial Public Offering”) of the Company’s common stock (the “Termination Agreements”). The Termination Agreements terminated the consulting agreements (the “Consulting Agreements”), each dated September 30, 2010, entered into by Holdings and EVERTEC, LLC with each of Popular and Apollo Management, pursuant to which Holdings and EVERTEC, LLC received certain advisory services from each of Popular and Apollo Management. The Consulting Agreements were terminated in their entirety upon payment of termination fees of approximately $8.5 million to Apollo Management and $8.2 million to Popular, in each case, plus any unreimbursed expenses payable in accordance with the terms of the Termination Agreements. The description of the Termination Agreements contained herein is qualified in its entirety by reference to the full text of the Termination Agreements, which are attached hereto as Exhibits 10.4 and 10.5.

Satisfaction and Discharge of Indenture

On March 29, 2013, EVERTEC, LLC provided notice to Wilmington Trust, National Association (the “Trustee”) pursuant to the Indenture, dated as of September 30, 2010 (as supplemented by Supplemental Indenture No. 1, dated as of April 17, 2012, Supplemental Indenture No. 2, dated as of May 7, 2012 and Supplemental Indenture No. 3, dated as of May 7, 2012) between EVERTEC, LLC and EVERTEC Finance Corp. (together, the “Co-Issuers”), the Guarantors named therein and the Trustee (the “Indenture”), that the Co-Issuers had elected to (i) redeem $91.0 million principal amount of their outstanding 11% Senior Notes due 2018 issued under the Indenture (the “Notes”), at a redemption price of 111.0%, plus accrued and unpaid interest, on April 29, 2013 (the “Partial Redemption”) and (ii) redeem all of their outstanding Notes (after giving effect to the redemption of $91.0 million principal amount of the Notes described in clause (i)) at a redemption price of 100% plus a make-whole premium, plus accrued and unpaid interest, on April 30, 2013 (the “Full Redemption”). On April 17, 2013, the Co-Issuers and the Trustee entered into a Satisfaction and Discharge Agreement whereby EVERTEC, LLC caused to be irrevocably deposited with the Trustee, to satisfy and to discharge the Co-Issuers’ obligations under the Indenture, (a) a portion of the net cash proceeds received by the Company from its Initial Public Offering, which was contributed by the Company to Holdings, which contributed such proceeds to EVERTEC, LLC, in an amount sufficient to effect the Partial Redemption on April 29, 2013 and (b) proceeds from the Credit Agreement described in Item 1.01 above in an amount sufficient to effect the Full Redemption on April 30, 2013.

The description of the Satisfaction and Discharge Agreement contained herein is qualified in its entirety by reference to the full text of the Satisfaction and Discharge Agreement, which is attached hereto as Exhibit 10.6.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On April 16, 2013, the Company filed with the Secretary of State of the Commonwealth of Puerto Rico an Amended and Restated Certificate of Incorporation, which became effective as of 9:00 a.m. Puerto Rico time on April 17, 2013. The description of the Amended and Restated Certificate of Incorporation set forth in the section entitled “Description of Capital Stock” in the Company’s Registration Statement on Form S-1, as amended (File No. 333-186487), filed with the SEC (the “Registration Statement”) is incorporated herein by reference and attached hereto as Exhibit 99.1. The description of the Amended and Restated Certificate of Incorporation contained herein is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1.

Amended and Restated Bylaws

On April 17, 2013, the Company’s Amended and Restated Bylaws became effective upon effectiveness of the Amended and Restated Certificate of Incorporation. The description of the Amended and Restated Bylaws set forth in the section entitled “Description of Capital Stock” in the Registration Statement is incorporated herein by reference and attached hereto as Exhibit 99.1. The description of the Amended and Restated Bylaws contained herein is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of EVERTEC, Inc.

3.2	Amended and Restated Bylaws of EVERTEC, Inc.

10.1	Credit Agreement, dated April 17, 2013, among EVERTEC Intermediate Holdings, LLC, EVERTEC Group, LLC, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent swingline lender and L/C issuer, J.P. Morgan Securities LLC and Goldman Sachs Bank USA, as joint lead arrangers, J.P. Morgan Securities LLC, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as joint bookrunners, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as co-syndication agents, and Credit Suisse Securities (USA) LLC and UBS Securities LLC, as co-documentation agents

10.2	Guarantee Agreement, dated as of April 17, 2013, by and among EVERTEC Group, LLC, the loan parties identified on the signature pages thereof and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent

10.3	Collateral Agreement, dated as of April 17, 2013, among EVERTEC Intermediate Holdings, LLC, EVERTEC Group, LLC and each subsidiary of EVERTEC Group, LLC identified therein and JPMorgan Chase Bank, N.A., as collateral agent

10.4	Termination Agreement for Apollo Consulting Agreement, dated as of April 17, 2013

10.5	Termination Agreement for Popular Consulting Agreement, dated as of April 17, 2013

10.6	Satisfaction and Discharge Agreement, dated April 17, 2013, by and among EVERTEC Group, LLC, EVERTEC Finance Corp., and Wilmington Trust, National Association

99.1	Copy of “Description of Capital Stock” from the Registration Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: April 23, 2013	By:	/s/ Juan J. Román
	Name:	Juan J. Román
	Title:	Chief Financial Officer

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of EVERTEC, Inc.

3.2	Amended and Restated Bylaws of EVERTEC, Inc.

10.1	Credit Agreement, dated April 17, 2013, among EVERTEC Intermediate Holdings, LLC, EVERTEC Group, LLC, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent swingline lender and L/C issuer, J.P. Morgan Securities LLC and Goldman Sachs Bank USA, as joint lead arrangers, J.P. Morgan Securities LLC, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as joint bookrunners, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as co-syndication agents, and Credit Suisse Securities (USA) LLC and UBS Securities LLC, as co-documentation agents

10.2	Guarantee Agreement, dated as of April 17, 2013, by and among EVERTEC Group, LLC, the loan parties identified on the signature pages thereof and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent

10.3	Collateral Agreement, dated as of April 17, 2013, among EVERTEC Intermediate Holdings, LLC, EVERTEC Group, LLC and each subsidiary of EVERTEC Group, LLC identified therein and JPMorgan Chase Bank, N.A., as collateral agent

10.4	Termination Agreement for Apollo Consulting Agreement, dated as of April 17, 2013

10.5	Termination Agreement for Popular Consulting Agreement, dated as of April 17, 2013

10.6	Satisfaction and Discharge Agreement, dated April 17, 2013, by and among EVERTEC Group, LLC, EVERTEC Finance Corp., and Wilmington Trust, National Association

99.1	Copy of “Description of Capital Stock” from the Registration Statement